UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2009

THE SAINT JAMES COMPANY

(Exact name of registrant as specified in its charter)

North Carolina	000-13738	56-1426581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadway Plaza, 520 Broadway, Suite 350, Santa Monica, CA 90401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (310) 739-5696

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS.
ITEM 8.01 – Other Events.

As of February 15, 2009, we entered into a long-term License Agreement with GreatStone Wines Pty Ltd (“GreatStone”), pursuant to which GreatStone granted an exclusive, ten-year, renewable license to us for the names, designs, logos, and trademarks attached to the Koala Blue Wines in the United States and Canada.  Koala Blue Wines is a brand founded in 1983 by Olivia Newton John and Pat Farrar.

We also issued a press release on February 25, 2009, attached as Exhibit 99.5, in which we announced the entry into the License Agreement for the Koala Blue Wines trademarks in the United States and Canada.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.5*	Press Release dated February 25, 2009.

                                __________________
* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2009	THE SAINT JAMES COMPANY

	By:	/S/ WAYNE GRONQUIST
President

Exhibit Index

Exhibit No.	Description of Exhibit
99.5	Press Release dated February 25, 2009.